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Executing Aimco’s Defined Value Add Strategy to Deliver Strong Shareholder Returns 200 W. Broward Blvd. Fall 2022 Ft. Lauderdale, Florida

Forward Looking Statements This document contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements include all statements that are not historical statements of fact and those regarding our intent, belief, or expectations, including, but not limited to, the statements in this document regarding future financing plans, including the Company’s expected leverage and capital structure; business strategies, prospects, and projected operating and financial results (including earnings), including facts related thereto, such as expected costs; future share repurchases; expected investment opportunities; and our pipeline investments and projects. We caution investors not to place undue reliance on any such forward-looking statements. Words such as “anticipate(s),” “expect(s),” “intend(s),” “plan(s),” “believe(s),” “plan(s),” “may,” “will,” “would,” “could,” “should,” “seek(s),” “forecast(s),” and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements. These statements are not guarantees of future performance, condition or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, among others, that may affect actual results or outcomes include, but are not limited to: (i) the risk that the 2023 preliminary plans and goals may not be completed in a timely manner or at all, (ii) the inability to recognize the anticipated benefits of pipeline investments and projects, (iii) changes in general economic conditions, including as a result of the COVID-19 pandemic. Although we believe that the assumptions underlying the forward-looking statements, which are based on management’s expectations and estimates, are reasonable, we can give no assurance that our expectations will be attained. Risks and uncertainties that could cause actual results to differ materially from our expectations include, but are not limited to: the effects of the coronavirus pandemic on the Company’s business and on the global and U.S. economies generally; real estate and operating risks, including fluctuations in real estate values and the general economic climate in the markets in which we operate and competition for residents in such markets; national and local economic conditions, including the pace of job growth and the level of unemployment; the amount, location and quality of competitive new housing supply; the timing and effects of acquisitions, dispositions, redevelopments and developments; changes in operating costs, including energy costs; negative economic conditions in our geographies of operation; loss of key personnel; the Company’s ability to maintain current or meet projected occupancy, rental rate and property operating results; the Company’s ability to meet budgeted costs and timelines, and, if applicable, achieve budgeted rental rates related to redevelopment and development investments; expectations regarding sales of apartment communities and the use of proceeds thereof; insurance risks, including the cost of insurance, and natural disasters and severe weather such as hurricanes; financing risks, including the availability and cost of financing; the risk that cash flows from operations may be insufficient to meet required payments of principal and interest; the risk that earnings may not be sufficient to maintain compliance with debt covenants, including financial coverage ratios; legal and regulatory risks, including costs associated with prosecuting or defending claims and any adverse outcomes; the terms of laws and governmental regulations that affect us and interpretations of those laws and regulations; possible environmental liabilities, including costs, fines or penalties that may be incurred due to necessary remediation of contamination of apartment communities presently or previously owned by the Company; activities by stockholder activists, including a proxy contest; the risk of the timing of our stockholder value enhancement review and the risk that we will not identify any value enhancing options or that we will not successfully execute or achieve the potential benefits of any such options. In addition, the Company’s current and continuing qualification as a real estate investment trust involves the application of highly technical and complex provisions of the Internal Revenue Code and depends on the Company’s ability to meet the various requirements imposed by the Internal Revenue Code, through actual operating results, distribution levels and diversity of stock ownership. Readers should carefully review the Company’s financial statements and the notes thereto, as well as the section entitled “Risk Factors” in Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 and in Item 1A of the Company’s Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2022, June 30, 2022, and September 30, 2022, and the other documents the Company files from time to time with the SEC. These filings identify and address important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. These forward-looking statements reflect management’s judgment as of this date, and the Company assumes no (and disclaims any) obligation to revise or update them to reflect future events or circumstances. We make no representations or warranties as to the accuracy of any projections, estimates, targets, statements or information contained in this document. It is understood and agreed that any such projections, estimates, targets, statements and information are not to be viewed as facts and are subject to significant business, financial, economic, operating, competitive and other risks, uncertainties and contingencies many of which are beyond our control, that no assurance can be given that any particular financial projections or targets will be realized, that actual results may differ from projected results and that such differences may be material. While all financial projections, estimates and targets are necessarily speculative, we believe that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection, estimate or target extends from the date of preparation. The assumptions and estimates underlying the projected, expected or target results are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the financial projections, estimates and targets. The inclusion of financial projections, estimates and targets in this presentation should not be regarded as an indication that we or our representatives, considered or consider the financial projections, estimates and targets to be a reliable prediction of future events. Certain financial and operating measures found herein are used by management and are not defined under accounting principles generally accepted in the United States, or GAAP. These measures are reconciled to the most comparable GAAP measures at the end of this presentation. 2

Executive Summary New Aimco has demonstrated a successful track record of executing our strategic priorities since 1 the December 2020 spin-off Under the leadership of our reconstituted, majority-independent Board of Directors and all-new 2 executive leadership team, New Aimco has delivered superior shareholder returns, materially (1) outperforming its developer peer group , real estate indices, and broader market indices Our nominees are highly qualified and key contributors to New Aimco’s accomplishments with 3 substantial institutional knowledge of the Company. Election of any alternate candidate(s) would remove expertise from the Board that is critical to our success Land & Buildings is primarily focused on historical issues and decisions made prior to reconstitution 4 of the New Aimco Board and appointment of the New Aimco leadership team – Not only are their governance and spin-related concerns largely baseless, they also are about a different company with an entirely different leadership team, and substantially different board New Aimco’s qualified and experienced Director nominees are the best choice to continue overseeing New Aimco’s strategy, which is delivering clear results Vote “FOR” All of New Aimco’s Highly Qualified Director Nominees on the “UNIVERSAL” WHITE Proxy Card Today (1) Developer Peer Group includes AHH, CLPR, CSR, ELME, FOR, FPH, HHC, IRT, JBGS, JOE, STRS, TRC, and VRE (per AIV 2021 10-K). 3

1. New Aimco: New Board, New Leadership, New Mission, and New Business Plan

New Aimco: New Board, New Leadership, New Mission, and Business Plan Discussion Backdrop: The 2020 Spin-Off The Aimco of Today (“New Aimco”) Was Formed Following the Spin-Off of Apartment Income REIT (“AIR”) and Has a New Majority-Independent Reconstituted Board, an All-New Executive Leadership Team, a New Mission and a New Business Plan • The 2020 spin-off of AIR was completed in December 2020, with 88% of the market capitalization being Market Capitalization as of December 31, 2020 separated into the new entity known as AIR and 12% (1) remaining in New Aimco $6.9Bn • The spin-off was designed, implemented, and $6.1Bn $0.8Bn executed by the Pre-Spin Board and Pre-Spin 88% 12% management and resulted in two significantly different companies: New Aimco and AIR “New Aimco” (2) • The Aimco of Today includes among others : • 15MM square feet New Aimco-controlled Investment Pipeline Stabilized Apartment Opportunistic and (3) Communities Development Investments as well as Stabilized Properties • $1Bn Alaska Permanent JV for Aimco-led projects Portfolio Approximate Current Portfolio Allocation Allocation 10% • And other high-quality development projects backed 10% by well-regarded institutional investors Stabilized Assets 55% 100% 25% Source: Company information, Green Street The Aimco of Today is summarized (1) Based on market capitalization as of December 31, 2020, per Capital IQ. Includes OP Units. on the following pages (2) As of September 30, 2022. Core & Core Plus Real Estate (3) This presentation includes non-GAAP financial measures. See the appendix hereto for a definition of the non-GAAP financial measures used herein. Value Add & Opportunistic Real Estate 5 Alternative Investments Cash, Hedges, & Other Net Assets

New Aimco: New Board, New Leadership, New Mission, and Business Plan

New, Reconstituted Aimco Board of Directors

70% of New Aimco's Board Was Not on the Board Pre-Spin; the Three Continuing Directors Have Critical Institutional Knowledge of the Company

	December 2020 Reconstitution	
Director	Resigned	Newly Appointed
Thomas L. Keltner	✓	
Devin I. Murphy	✓	
Kathleen M. Nelson	✓	
John D. Rayis	✓	
Ann Sperling	✓	
Nina A. Tran	✓	
Terry Considine		
Robert A. Miller		
Michael A. Stein		
Quincy L. Allen		✓
Patricia L. Gibson		✓
Jay P. Leupp		✓
Wes Powell		✓
Deborah Smith		✓
R. Dary Stone		✓
Kirk A. Sykes		✓

- In 2020, the New Aimco Board was reconstituted with six new independent directors appointed to replace resigning members of the prior Board
- Ferguson Partners, a leading executive and board search firm, led the candidate sourcing process
- All new directors were previously unknown to Aimco, with the exception of Mr. Leupp, given his prior role as lead equity research analyst at Royal Bank of Canada and at Robertson Stevens
- Chairman of the Board and CEO roles were separated and replaced
- All five Committee Chairs were newly appointed

"Board members with longer tenure can provide important context to past strategic moves and provide leadership regarding how the company dealt with crisis situations that may reoccur. Such experience is valuable to the education and development of newer board members. Having a balance of board members who can teach and younger board members who want to learn would be optimum."

– Corporate Board Member Magazine (4Q22)

Aimco
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New Aimco: New Board, New Leadership, New Mission, and Business Plan

New, Reconstituted Aimco Board of Directors *(Cont.)*

Newly Appointed, Majority Independent, and Diverse Board of Directors Including New Chairman and Separation of CEO / Chair Roles



Wes Powell
President, Chief Executive Officer
Appointed 2020



Kirk A. Sykes
Co-Managing Partner, Accordia Partners, LLC
Appointed 2020
A C I N



R. Dary Stone
CEO, R.D. Stone Interests
Appointed 2020
A C I N



Michael Stein
Former CFO ICOS Corporation, Nordstrom, Inc., & Marriott International, Inc.
Appointed 2004
A C I N



Deborah Smith
Co-Founder and CEO, The CenterCap Group
Appointed 2021
A C I N T



Robert A. Miller
Chairman of the Board (Since 2020)
President of RAMCO Advisors
Appointed 2007
A C I N



Jay Paul Leupp
Co-Founder, Managing Partner and Senior Portfolio Manager, Real Estate Securities, Terra Firma Asset Management
Appointed 2020
A C I N T



Patricia Gibson
Founding Principal and CEO, Banner Oak Capital Partners
Appointed 2020
A C I N T



Terry Considine
CEO, Apartment Income REIT Corp.; Chairman and CEO, Aimco (1994-2020)
Appointed 1994
I



Quincy L. Allen
Co-Founder and Managing Partner, ARC Capital Partners
Appointed 2020
A C I N

Legend:

- Independent Director
- A Audit Committee
- C Compensation & Human Resources Committee
- I Investment Committee
- N Nominating, Environmental, Social, and Governance Committee
- T Aimco-AIR Transactions Committee
- Committee Chair
- Appointed Since Spin

Aimco CREATING VALUE

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New Aimco: New Board, New Leadership, New Mission, and Business Plan New Executive Leadership Team Following the Spin-Off, the New Aimco Board Appointed an All-New Executive Leadership Team President & Chief Executive Officer EVP, Chief Administrative EVP & Officer, General Counsel Chief Financial Officer Wes Powell Jennifer Johnson Lynn Stanfield (1) New Aimco’s leadership team is comprised of seasoned real estate executives with an average tenure of 19 years who offer relevant experience and fresh perspectives in addition to a deep understanding of New Aimco’s business operations, geographic markets, existing assets, corporate structure, and workforce The team has generated significant momentum in the 23 months since assuming their current roles, significantly outperforming select peers and benchmarks since the spin-off (1) Represents average tenure of executive leadership team including Wes Powell (18 years), Lynn Stanfield (21 years), and Jennifer Johnson (18 years). 8

New Aimco: New Board, New Leadership, New Mission, and Business Plan New Mission Statement and New Business Plan New Aimco Board and New Executive Leadership Team Developed a New Mission Statement and New Business Plan as Clearly Outlined in our October 2021 Strategic Overview and Investor Presentation New Aimco’s Mission Statement To make real estate investments, primarily focused on the multifamily sector within targeted U.S. markets where outcomes are enhanced through our human capital and substantial value is created for investors, teammates, and the communities in which we operate New Aimco’s Business Plan New Aimco is focused on a total return strategy that includes value add, opportunistic, and alternative investments that offer the prospect of outsized returns on a risk-adjusted basis, while maintaining an allocation to stabilized properties Value Add and Opportunistic Real Estate Alternative Investments Core and Core Plus Real Estate Re- / Developments Mezzanine Loan with 27 Stabilized Apartment Communities in Portfolio Acquisitions Option to Participate in Development 10 Major U.S. Markets Operational Turnarounds Re-Entitlements Passive Equity Investments One Commercial Office Building 9

2. New Board and New Leadership Team’s Accomplishments Since Spin-Off

New Board and New Leadership Team's Accomplishments Since Spin-Off

New Aimco's Successful Track Record Since Spin-Off

New Leadership Team and Reconstituted Board Have Taken Decisive Actions to Drive Shareholder Value

Milestones	Commentary	Status
1 New Aimco Has Tripled Its Development Pipeline in 23 Months	• Secured high-quality future development projects in key target markets of South Florida, Washington, D.C., and Denver Metro Regions, more than tripling Aimco's controlled pipeline to 15MM SF	✓
2 Successful Development and Lease-Up	• On-track execution, as measured by budget, lease-up metrics, and current market valuations, for eight development projects with $100MM of realized value creation from four of the projects almost 18 months earlier than anticipated (1)	✓
3 Strong Operating Performance	• Substantial momentum across operations as evidenced by 15.8% and 11.0% NOI and Revenue growth YTD, respectively, Avg. Daily Occupancy of 97.4% YTD, and Avg. Q3 2022 Revenue per Home of $2,173 (1)	✓
4 Significantly Fortified the Balance Sheet	• Retired or refinanced more than $1Bn of near-term liabilities, eliminating substantially all of New Aimco's floating rate exposure	✓
5 Accretive Capital Allocation to Unlock Asset Value	• Unlocked almost $1Bn of asset value through monetization of $669MM of leasehold development assets (2), $265MM of stabilized multifamily asset disposals at premium to NAV, and by selling a partial interest in New Aimco's minority investment in IQHQ generating >50% IRR	✓
6 Accelerated Elimination of Legacy Entanglements with AIR	• Eliminated various legacy entanglements with AIR through the early repayment of a $534MM purchase money note, the reduction of leasehold liabilities from $475MM to $6MM, and the amendment of key provisions of the master leasing agreement with AIR	✓
7 Strong Capital Sourcing Momentum	• Favorable debt sourcing including $781MM of fixed rate non-recourse property debt locked in significantly below today's potential refinancing levels • Formed partnership providing equity capital for up to $1Bn of Aimco-led multifamily development projects with third-party management fees and potential for incentive income	✓

(1) This presentation includes non-GAAP financial measures. See the appendix hereto for a definition of the non-GAAP financial measures used herein and reconciliations to the most directly comparable financial measures calculated in accordance with GAAP.
(2) Gross transaction price includes $469MM relief of leasehold obligation and $200MM net cash proceeds.

Aimco CREATING VALUE

11

New Board and New Leadership Team’s Accomplishments Since Spin-Off 1 New Aimco Has Tripled Its Development Pipeline In 23 Months Consistent with Its Newly-Defined Capital Allocation Strategy, New Aimco Has Secured High-Quality Future Developments in Key Target Markets of South Florida, Washington, D.C., and Denver Metro Regions Controlled Development Pipeline Representative Pipeline Projects 15MM SF 15MM SF FLAGLER VILLAGE FORT LAUDERDALE, FL 10MM SF Strathmore BETHESDA, MD 5MM SF 5MM SF 3333 Biscayne MIAMI, FL At Spin-Off Today New Aimco’s development pipeline now spans 15MM square feet across high-growth U.S. markets with tremendous value creation potential 12

New Board and New Leadership Team’s Accomplishments Since Spin-Off 2 Successful Development and Lease-Up On-Track Execution for Eight Development Projects Active Development Projects THE BENSON UPTON PLACE OAK SHORE THE HAMILTON AURORA, CO WASHINGTON, D.C. CORTE MADERA, CA MIAMI, FL Projects Completed and Stabilized by New Aimco 707 LEAHY PRISM THE FREMONT REDWOOD CITY, CA CAMBRIDGE, MA AURORA, CO FLAMINGO POINT NORTH TOWER MIAMI BEACH, FL (1) Successfully completed and leased-up projects with a total investment of $570MM On track to complete and lease-up another four projects at a total investment of $469MM (1) $469MM relief of leasehold obligation and $101MM of capital investment including direct capital, interest and lease payments, and other capital investments. 13

New Board and New Leadership Team’s Accomplishments Since Spin-Off 3 Strong Operating Performance Substantial Momentum Evidenced By Operating Results 17.5% 3Q2022 (1) YoY NOI Growth 96% Yacht Club 1045 on the Park 3Q2022 Occupancy $2,173 3Q2022 Avg. Monthly Revenue per Apartment Home 15.8% / 15.1% Elm Creek Royal Crest Estates - Warwick 3Q2022 New Lease Rent Growth / Renewal Spreads (1) This presentation includes non-GAAP financial measures. See the appendix hereto for a definition of the non-GAAP financial measures used herein. 14

New Board and New Leadership Team’s Accomplishments Since Spin-Off 4 Significantly Fortified The Balance Sheet Creation of Fortress Balance Sheet Through $1Bn of Debt Retirement or Financings Weighted Average Maturity Has Been Leverage Fixed or Hedged Debt New Aimco’s Leverage… (1) Extended Maturing Through 2024 (2) …has been reduced by 27% 7.2 Yrs $1.5Bn 100% of property-level, 4.3 Yrs $1.2Bn non-recourse debt is $1.1Bn fixed or protected with interest hedges valued at $61MM $0.2Bn At Spin-Off Today At Spin-Off Today At Spin-Off Today Key Components of Aimco Leverage Leverage Weighted Average Interest Rate Weighted Average Maturity Fixed Rate Loans Payable $781MM 8.4 Yrs 4.86% Floating Rate Loans Payable $80MM 1.7 Yrs As of 3Q2022 Construction Loan Debt $85MM 1.9 Yrs Preferred Equity Interests $158MM NA Leased Properties $6MM NA (1) Leverage includes property-level debt maturities. Lease liabilities for “at spin-off” as of 12/31/2020 and “Today” as of 9/30/2022. (2) Calculated by taking the sum of property debt, construction loans, preferred equity strips, 15 and leasehold value on 11/1/2021 and 9/30/2022.

New Board and New Leadership Team’s Accomplishments Since Spin-Off 5 Accretive Capital Allocation to Unlock Asset Value Drives Enhanced Shareholder Value Accretive Capital Allocation $1,000MM $750MM The Fremont Aurora, CO September 2022 $500MM Prism Flamingo Point Cambridge, MA (North Tower) 707 Leahy September 2022 Miami Beach, FL Redwood City, CA September 2022 2900 on First September 2022 Seattle, WA Cedar Rim $250MM August 2022 Newcastle, WA July 2022 June 2022 Pathfinder Village Fremont, CA May 2022 (2) Unlocked almost $1Bn of asset value including the monetization of $669MM of leasehold development assets , the sale of three stabilized multifamily assets for $265MM at a premium to New Aimco’s internal NAV estimate, and the sale of a partial interest in New Aimco’s minority investment in IQHQ, generating >50% IRR (1) Based on the dispositions of Pathfinder ($127MM), Cedar Rim ($53MM), 2900 on First ($69MM), the 22% liquidation of AIV’s passive equity investment in IQHQ ($16.5MM) and the leasehold value of the four monetized properties ($469MM) and $200MM received 16 from AIR. (2) Gross transaction price includes $469MM relief of leasehold obligation and $200MM net cash proceeds.

New Board and New Leadership Team’s Accomplishments Since Spin-Off 6 Accelerated Elimination of Legacy Entanglements with AIR New Aimco Has Removed The Majority of Entanglements 18 Months Sooner Than Anticipated Early Repayment of $534MM $534MM Purchase Money Note $- December 2020 Today 99% Reduction in $475MM Leasehold Liabilities $6MM December 2020 Today • Eliminated the purchase option previously granted to AIR with respect to certain New Aimco assets post-stabilization Amendment of • Removed AIR’s right of first offer on certain New Aimco 1031 designated assets and other exchange Key Provisions of transactions (1) Master Lease Agreement • Replaced purchase option with a right of first offer to AIR for certain assets that New Aimco desires to sell within 12 months post-stabilization Elimination of Consulting and • Elimination of consulting agreement and expense reimbursement at the end of 2022 will result in Expense Reimbursement savings of $6MM annually Agreement “Aimco’s early payoff of the AIR note reduces the vast majority of our near-term refunding risk and eliminates the single largest entanglement stemming from Aimco and AIR’s separation, furthering each company’s independence from the other.” (CEO Wes Powell, 6/21/22) 1001 Brickell (1) On June 14, 2022, New Aimco entered into an amendment to the Master Leasing Agreement, dated as of December 15, 2020, to amend certain terms of the Master Leasing Agreement. 17

New Board and New Leadership Team's Accomplishments Since Spin-Off

7 Strong Capital Sourcing Momentum

Premier Strategic Capital Partnership And Favorable Debt Sourcing Support New Aimco

$1Bn Programmatic JV With APFC

Aimco CREATING VALUE → Programmatic Joint Venture Targeting up to $1Bn of Multifamily Development ← APFC ALASKA PERMANENT FUND CORPORATION

Background and Structure

- In August 2022, New Aimco and Alaska Permanent Fund Corporation ("APFC"), the largest state-level fund of its kind in the U.S. with a total fund value of $70.6Bn [1], entered into a JV agreement to fund up to $1Bn of future New Aimco-led multifamily developments [2]
- APFC will provide up to $360MM of limited partner equity into projects meeting specific criteria including return thresholds and minimum project size
- New Aimco will act as the general partner and developer, committed to a minimum of $40MM through funding or asset contribution, while earning customary fees and the potential for incentive economics

Key Takeaways

- Strong partnership potential given shared commitment to investing in development of dynamic multifamily properties in high-growth U.S. markets
- Underscores New Aimco's ability to source high-quality strategic capital partnerships – with an attractive core capital partner at a time when public equity capital is unattractive
- Provides opportunity to unlock value embedded within New Aimco's development pipeline

Debt Financing

- New Aimco has shown its ability to finance projects at attractive cost of capital, further demonstrating New Aimco's strong performance and proactive balance sheet management
- Proactively sourced $781MM of fixed rate non-recourse property debt at a blended rate of 4.25%, well-below today's potential refinancing rate of > 6.00% [3]
- New Aimco has hedged 100% of its floating rate exposure
- Liquidity includes $211MM left undrawn on New Aimco's construction debt, with approximately $152MM expected in commitments for development and redevelopment projects [1]
- Target leverage of up to 60% LTC on the Alaska JV
- New Aimco plans to diversify its capital invested and limit the incremental amount of New Aimco capital needed, by using third-party equity sourced from JV partners and construction debt to fund the build out of its investment pipeline when conditions are right

Other Strategic and Capital Relationships

- In addition to the Alaska Permanent joint venture, New Aimco also has strategic partnerships with the following groups:
  - Beitel
  - Donohoe
  - Fivesquares Development
  - Kushner

(1) As of September 30, 2022.
(2) The agreement will remain in effect until the date on which APFC has given approval for projects that are allocated 95% or more of APFC's committed capital allocation, the tenth anniversary of the date of the agreement, or its earlier termination.
(3) Based on illustrative 200 bps spread over 10-year Treasury Rate for potential proactive agency financing.

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3. The Objective Results

The Objective Results

New Aimco Has Delivered vs. Its Peers

New Aimco's Total Shareholder Return (TSR) vs. Development-Focused REITs Showcases Best-in-Class Results

Total Shareholder Return ("TSR") Peer Set Rationale

- Pre-separation, Old Aimco was a large-cap multifamily REIT and thus, its peer set, which was last disclosed on 10/28/2021 to set executive compensation for the pre-spin management team, was largely comprised of other sizable companies across the REIT sector (1)
- At the time of separation, 88% of the company was spun-off into AIR, vastly changing the size and composition of New Aimco
- With this in mind, the current board and management team at New Aimco worked with an independent consultant to develop an accurate post-separation peer set that more closely represents New Aimco. *See "Peer Group" to the right*

Land & Buildings' Peer Set Is Stale (3)

L&B references this irrelevant and stale peer set for both the wrong purpose and in the wrong context

- ✗ The purpose of this prior peer set was to set compensation at pre-spin Aimco, not to track shareholder return
- ✗ Companies had a median market capitalization of over $6.5Bn as of 12/31/2020, more than 8x the market capitalization of New Aimco at that time
- ✗ Only one pure-play multifamily REIT – a notable oversight considering New Aimco's primary focus is the multifamily sector
- ✗ Just three companies with 10% or more of their asset base involved in development / re-development – an important consideration for a development-focused company like New Aimco
- ✗ Two companies which were acquired after 12/31/2020 – both of which at 30%+ premiums – skewing the total shareholder return of Land & Buildings' peer set to the upside

The "Right" Peers For New Aimco

The "Right" Peers For New Aimco		Outperformed by Aimco Since Spin?
Peer Group (1)	• New Aimco developed a post-spin peer set based on industry grouping, business strategy, and size of total asset base • Like New Aimco, the companies included in this group maintain significant focus on development / redevelopment activities	✓
FTSE Apartment REIT Index	• Designed to track the aggregate performance of publicly-listed multi-family real estate, this index is comprised of the 16 predominant and U.S. based Apartment REITs	✓
MSCI U.S. REIT Index (2)	• MSCI's U.S. REIT Index is a market cap weighted listing of 132 constituents, which collectively represent ~99% of the U.S. REIT universe	✓
Russell 2000 Index	• Includes 2,000 of the smallest U.S. public equities based on market capitalization, providing a comprehensive barometer for small-cap performance • With the Russell 2000's average market cap of ~$1.4Bn dwarfed by that of the S&P 500 (~$87Bn) and Dow Jones Industrial Average ($331Bn), the Russell 2000 is a "better fit" for Aimco	✓
S&P 500 Index	• Arguably the most-often cited barometer for U.S. equity market performance	✓

(1) Peer Group includes AHH, CLPR, CSR, ELME, FOR, FPH, HHC, IRT, JBGS, JOE, STRS, TRC, and VRE (per AIV 2021 10-K).
(2) Source: MSCI.
(3) Land & Buildings' peer set includes ACC (de-listed), AMH, BRX, CPT, DEI, DRE (de-listed), ELS, EXR, FRT, HPP, JBGS, KRC, KIM, LPT (de-listed), MAC, OHI, PK, REG, SUI, and TCO (de-listed).

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20

The Objective Results New Aimco Has Delivered for Shareholders New Aimco Has Shown Superior Total Returns Since Current Board and Management Have Been in Place (1) (1) Since Spin 2021 New Aimco’s Relative Outperformance New Aimco’s Relative Outperformance 45% (18%) 64% 3% 46% 10% 17% 43% 19% 36% 9% 31% 29% 11% 15% (1%) (1%) AIV Peer Group FTSE Apartment MSCI U.S. REIT Russell 2000 S&P 500 AIV Peer Group FTSE Apartment MSCI U.S. REIT Russell 2000 S&P 500 Equity Index Index Equity Index Index (1) (1) 2022 YTD Last Three Months New Aimco’s Relative Outperformance New Aimco’s Relative Outperformance 33% 32% 28% 20% 21% 10% 13% 9% (2%) 2% 3% (2%) (4%) (6%) (17%) (18%) (25%) (13%) (14%) (29%) (30%) (17%) AIV Peer Group FTSE Apartment MSCI U.S. REIT Russell 2000 S&P 500 AIV Peer Group FTSE Apartment MSCI U.S. REIT Russell 2000 S&P 500 Equity Index Index Equity Index Index (1) Returns measured from 12/14/2020, the date of when-issued trading for AIV post- separation from AIRC until 10/31/2022. Peer Group includes AHH, CLPR, CSR, ELME, 21 FOR, FPH, HHC, IRT, JBGS, JOE, STRS, TRC, and VRE (per AIV 2021 10-K); represents simple average. 46% 26% 34% 46% 36%

The Objective Results New Aimco’s Strong Execution Has Been The Primary Catalyst for the Stock in 2022 Aimco Outperformance Accelerated Following 6/21 Corporate Announcements and Has Sustained (1) 2022 YTD Total Shareholder Returns Avg. Daily Indexed to 100 Trading Volume st th th th th June 21 , 2022: New Aimco Announces July 28 , 2022: August 9 , 2022: August 11 , 2022: September 7 , 2022: (MM) Significant Progress on Executing its New Aimco’s Westdale’s 13D AIV Announces AIV confirms (3) Business Plan existing share Filing Programmatic JV with completion of lease repurchase Alaska Permanent Fund termination ✓ Realization of $100MM of Value 140 authorization is Targeting up to $1Bn of transaction, realizing 900 Creation From Development of Four Leased Properties from AIR increased from Developments $100MM of value 10MM to 15MM creation ✓ Cancellation of $469MM Lease shares. A $0.02 Obligation 800 special dividend is ✓ Repayment of $534MM of AIR Notes also announced ✓ Amended Key Provisions of Master th 120 Lease Agreement with AIR October 28 , 2022: 700 Land & Buildings Nearly 65% of L&B and Westdale long purchases occurred (3) Files Schedule 13D BEFORE the 6/21 Aimco Business Update Press Release - Aimco’s dramatic outperformance vs. peers accelerated AFTER AIV: 600 6/21, a period of time after this L&B and Westdale purchasing +3% 2Q2022 Earnings Release (4) activity occurred 100 500 4Q2021 Earnings Release 400 RMZ: 80 1Q2022 Earnings (25%) Release th (2) April 30 , 2022: Intentionally P30 eer0 Group : misleading date selected for th (30%) October 20 , 2022: Key Catalyst of AIV’s relative performance Land & Buildings Files (3) Stock Outperformance measurement by L&B (3) Definitive Proxy 200 60 100 New Aimco has sustained Nearly 65% of L&B and Westdale Purchases Occurred Prior to 6/21 Announcement the relative outperformance that accelerated after 6/21 40 0 Jan-22 Feb-22 Mar-22 Apr-22 May-22 Jun-22 Jul-22 Aug-22 Sep-22 Oct-22 (2) AIV 30-Day Avg. Daily Trading Volume Aimco (NYSE: AIV) Peer Group MSCI US REIT Index (RMZ) AIV Strategic Accomplishments L&B and Westdale Proxy-Related Events Source: SNL Financial, Company Filings (1) Return figures shown are calculated as of 12/31/2021 through 10/31/2022. (2) Peer Group includes AHH, CLPR, CSR, ELME, FOR, FPH, HHC, IRT, JBGS, JOE, STRS, 22 TRC, and VRE (per AIV 2021 10-K). (3) Publicly-filed proxy materials. (4) Includes long purchases only. L&B actively engaged in short sales and swaps. throughout its disclosed transaction activity period.

The Objective Results

New Aimco Relative Valuation vs. Peers

While We Are Not Satisfied With Our Valuation, New Aimco Trades Approximately In-Line With Or Better Than Its Peers on a Premium / (Discount) to NAV Basis

- While AIV's Peer Group comprises a broad range of companies, AIV is currently trading approximately in-line with its peers based on a Premium / (Discount) to NAV basis
- Further, certain peers (particularly the FTSE NAREIT Equity Apartment Index) have a materially larger share of their assets in stabilized real estate
  - NAV estimates tend to have less variability around stabilized assets than development / non-income producing assets

Premium / (Discount) to Consensus NAV (1)


0%
(10%)
(20%)
(30%)
(40%)
(29%)
(34%)
(36%)
(38%)
FTSE NAREIT Equity (2) Apartment Index
AIV
Developer Peer Group (3)
Peer Group Members Most Similar to Aimco in Development Exposure (4)

Consists of multifamily REITs with portfolios primarily focused on stabilized properties (where NAV estimates tend to have less variability compared to development / non-income producing assets)

Consists of companies with varying levels of development exposure across the portfolios but generally materially more non-stabilized assets / development (where there are inconsistent views of private market value)

Consists of real estate companies with more significant exposure to developments which is highly similar to New Aimco's asset allocation today

Source: SNL Financial as of 10/31/2022 and company information

(1) AIV NAV based on previous forecast of 2022 year-end NAV per share published during 1Q2022 including development at cost.

(2) FTSE NAREIT Equity Apartment Index includes AIRC, AIV, AVB, BRG, BRT, CPT, CSR, ELME, EQR, ESS, IRT, MAA, NXRT, UDR, and VRE; reflects simple average of constituents (AIV excluded from average, BRG excluded from average due to lack of consensus NAV estimates).

(3) Developer Peer Group includes AHH, CLPR, CSR, ELME, FOR, FPH, HHC, IRT, JBGS, JOE, STRS, TRC, and VRE (per AIV 2021 10-K); represents simple average (FOR, FPH, JOE, STRS, and TRC excluded from average due to lack of consensus NAV estimates).

(4) Includes AHH, HHC, KW, and VRE.

Aimco
CREATING VALUE

23

The Objective Results Commitment to Further Enhancing Stockholder Value Evaluation of a Broad Range of Options to Enhance Stockholder Value • While Aimco’s reconstituted Board and new management team have outlined and implemented a clear strategy for the Company that has delivered strong results, the Board is mindful that Aimco shares have continued to trade at a meaningful discount to the inherent value of the Company’s assets and growing platform • Therefore, the Aimco Board is overseeing the evaluation of a broad range of options to enhance stockholder value, including, but not limited to, structural alternatives for the Company’s assets, new capitalization and financing strategies for Aimco’s development platform and pipeline, monetization of certain of the Company’s assets and accelerated share repurchases • The evaluation and execution of a value enhancing plan will carefully consider the current market conditions and is being led by the Board’s Investment Committee, chaired by Michael Stein, who has considerable experience with similar efforts to unlock stockholder value 24

4. Corporate Governance Highlights

Corporate Governance Highlights Recent Governance Enhancements New Aimco Board Continues to Focus on Evolving Into Best-in-Class Governance 1 Declassify the Board in 2023 • Given the success of Aimco’s strategic plan, the Aimco Board will accelerate the Company’s previously planned transition to annual elections for all directors for one-year terms beginning at the 2023 annual meeting 2 Opt Out of MUTA • The Aimco Board will opt out of the provisions of the Maryland Unsolicited Takeover Act, or MUTA, that allow it to re-classify the Board without the approval of stockholders 3 Transition Timing of the Annual Meeting Date • The Board intends to move the date of the Company’s annual meeting so the 2024 annual meeting will be held by the end of the second quarter of 2024 26

Corporate Governance Highlights

New Aimco Governance Highlights

Consistent Focus on Corporate Governance and Shareholder Engagement under the Reconstituted New Board of Directors

Six of eight independent directors having been added in the last 23 months brings fresh perspectives to New Aimco's Board of Directors

With mitigating circumstances having kept New Aimco's Board staggered since the 2020 spin, a plan is now in-place to declassify the Board in 2023

Pay is aligned with performance, 99% of shareholders supported New Aimco's 2021 Say on Pay

Board reflects key expertise, including significant industry experience and track records of creating shareholder value

In addition to moving the annual meeting to before the end of the second quarter of 2024, New Aimco's Board and leadership team actively engage with shareholders and review opportunities to enhance value



40% Board diversity by gender and race / ethnicity

Demonstrated leadership in environmental conservation through building to LEED and Fitwel standards

6.6 year average director tenure compared to S&P 500 average director tenure of 7.8 years (1)

Separate Chairman and CEO Roles

(1) According to SpencerStuart 2022 S&P 500 New Director Snapshot.

Aimco CREATING VALUE

27

Corporate Governance Highlights New Aimco Has a Demonstrated Commitment to ESG Environmental Stewardship: Commitment to Conservation & Sustainability Every development and redevelopment project is built with conservation, sustainability, resilience, and climate-related risks and opportunities in mind, Inaugural Reporting In 2022, Aimco including respected environmental certifications. to Task Force on conducted climate-risk Further, we have implemented a number of measures Climate-Related assessments for each of Financial throughout our portfolio to reduce our environmental its assets and land and Disclosures (TCFD) footprint, including innovative technologies. building acquisitions in 2022 Corporate Responsibility Report KEYLESS LED ENTRY LIGHTING RESIDENT SMART WATER & OFFICE THERMOSTATS SENSORS RECYCLING 28

Corporate Governance Highlights New Aimco Has a Demonstrated Commitment to ESG (Cont’d) Social Responsibility: Commitment to Our Teammates, Customers, and Communities A Workforce Rich With Diverse Backgrounds and Investments In Teammates …Showing Tangible Results Perspectives Leads To Improved Outcomes & Company Culture… Highly Engaged Team Record 4.52 (out of 5 Aimco’s Human Capital Composition At A Glance • Workplace Flexibility stars) team engagement for 2022: • Parental Leave – 16 Weeks 92% employee response rate Paid Leave • Healthy Work Environments Supporting Our Communities With 67% 43% 53% Partnerships and Opportunities For Women in Women and Women and Teammates To Volunteer executive racial / ethnic racial / ethnic management minorities in minorities • Providing teammates with 15 hours of senior company-wide paid volunteer hours through leadership Aimco Cares positions (all officers) • Partnership with Camillus House in 2022, pledging $1MM over four years for expansion of Camillus House’s workforce development programs 29

Corporate Governance Highlights Significant Investor Outreach Post Spin-Off New Aimco Actively Engages with Its Shareholders and Prospective Shareholders, Reviewing Potential Opportunities To Enhance Value Active Shareholder Engagement Post-Spin New Aimco Shareholder Engagement Reported to Task Force on >66% Climate-Related Financial New Aimco engaged with shareholders holding more than 2/3 of outstanding shares in 2021, Disclosures (TCFD) despite the significant shareholder turnover (2022) following the spin Enhanced Financial Disclosure Board Refreshment 80% (2022) (2021) New Aimco has held more than 80 individual meetings with more than 35 current and prospective shareholders in the past 13 months, including shareholders that own in aggregate more than 80% of New Aimco’s outstanding shares Disclosure of Enhanced Human Capital Diversity Environmental Disclosure (2021) (2021) 30

Corporate Governance Highlights Executive Compensation Compensation that Incentivizes Relative Outperformance over the Long Term 99% “Say on Pay” Approved Voted for “Say On Pay” Every Year in 2021 Since First Introduced CEO Pay Components CEO 2021 Target Pay Mix Target Total Compensation at 80% of peer group median 42% 29% Annual Cash Bonus LTI Equity Awards Salary 100% based on corporate goals Annual Long-term Incentive (LTI) Equity Awards 29% 100% at risk, based entirely on relative TSR over 71% Cash Bonus forward looking 3-Year period Variable Incentive Pay Annual Cash Bonus Program Outcome Rigorous performance Maximum targets 2021 CEO Short-Term Bonus Incentive (STI) 63% Potential Annual Cash Bonus Program earned at 63% of maximum for 2021 31

5. Nominee Comparisons

Nominee Comparisons

Our Class II Directors Are Key Contributors to New Aimco's Momentum

Impressive Track Records and Public Company Board Experience



Jay Paul Leupp

Audit Committee Chairman

- ✓ **Mr. Leupp is adding particular value to Aimco in the area of investor relations as a result of his deep experience managing investments in publicly traded REITs**
- ✓ Mr. Leupp, an independent director, has served on Aimco's Board since December 2020 and brings over 28 years of capital markets, investment and finance, real estate, and development experience
- ✓ Currently a member of Aimco's Compensation and Human Resources, Nominating, Environmental, Social, and Governance, Investment, and Aimco-AIR Transactions Committees in addition to serving as Chairman of the Audit Committee
- ✓ Currently Managing Partner / Senior Portfolio Manager, Real Estate Securities, Terra Firma Asset Management
- ✓ Previously Managing Director & Portfolio Manager, Global Real Estate Securities, at Lazard Asset Management, Founder, President and CEO for Real Estate Mutual Funds at Grubb & Ellis Alesco Global Advisors
- ✓ Currently serves on the board of directors of Healthcare Realty Trust and Marathon Digital Holdings

Land & Buildings' Nominees

Michelle Applebaum

- × Background primarily focused on the steel industry
- × No real estate experience
- × No U.S. REIT management experience
- × Previously nominated by Land & Buildings three times without success; highlights role operating essentially as an affiliate of Land & Buildings
- × Given this track record, in the event that Ms. Applebaum is elected to the Board, the Aimco Board and management team believe that she would be incentivized to act as a Land & Buildings Proxy on the Board rather than a purely independent actor

James P. Sullivan

- × No prior public company board experience
- × No track record of value creation at public companies
- × No development experience
- × No real estate company management experience

We believe that Mr. Leupp is superior to Land & Buildings' nominees and their appointment would remove significant value from the Board that is critical to our success

Aimco
CREATING VALUE

33

Nominee Comparisons

Our Class II Directors Are Key Contributors to New Aimco's Momentum *(Cont'd)*

Impressive Track Records and Public Company Board Experience



Michael A. Stein

Investment Committee Chairman

- ✓ Mr. Stein is a vital member of the Aimco board given his experience overseeing strategic corporate transactions which unlock shareholder value as evidenced by his efforts as Marriott CFO during the separation of Marriott International & Host Hotels and as ICOS CFO during the sale of ICOS to Eli Lilly
- ✓ Mr. Stein, an independent director, brings real estate investment and finance, financial reporting, accounting and auditing, capital markets, and business operations expertise, gained through service as a director of five publicly traded companies and CFO of three publicly traded companies
- ✓ Currently a member of Aimco's Audit, Compensation and Human Resources, and Nominating, Environmental, Social, and Governance Committees, in addition to serving as Chairman of the Investment Committee
- ✓ Served as CFO of ICOS Corporation from January 2001 until its acquisition by Eli Lilly in January 2007; previously served as Executive VP and CFO of Nordstrom, Inc. and served in various capacities with Marriott including Executive VP and CFO. Additionally, Mr. Stein was a Partner at Arthur Andersen before joining Marriott in 1989

Land & Buildings' Nominees

Michelle Applebaum

- ✗ Background primarily focused on the steel industry
- ✗ No real estate experience
- ✗ No U.S. REIT management experience
- ✗ Previously nominated by Land & Buildings three times without success; highlights role operating essentially as an affiliate of Land & Buildings
- ✗ Given this track record, in the event that Ms. Applebaum is elected to the Board, the Aimco Board and management team believe that she would be incentivized to act as a Land & Buildings Proxy on the Board rather than a purely independent actor

James P. Sullivan

- ✗ No prior public company board experience
- ✗ No track record of value creation at public companies
- ✗ No development experience
- ✗ No real estate company management experience

We believe that Mr. Stein is superior to Land & Buildings' nominees and their appointment would remove significant value from the Board that is critical to our success

Aimco
CREATING VALUE

34

Nominee Comparisons

Our Class II Directors Are Key Contributors to New Aimco's Momentum *(Cont'd)*

Impressive Track Records and Public Company Board Experience



R. Dary Stone

Nominating, Environmental, Social, and Governance Committee Chairman

- ✓ Mr. Stone provides the Board leadership on governance practices and real estate development given his experience and track record at Cousin's Properties, Baylor University and the Texas Banking Commission
- ✓ Mr. Stone, an independent director, has served on Aimco's Board since December 2020 and brings investment and finance, real estate, development, property / asset management and operations, and capital markets experience from investing and developing a variety of projects and joint ventures, including the management of one of the country's largest master planned developments
- ✓ Currently a member of Aimco's Audit, Compensation and Human Resources, and Investment Committees, in addition to serving as Chairman of the Nominating, Environmental, Social, and Governance Committee
- ✓ Currently a member of the board of directors of Cousins Properties (received 98% of votes in most recent director election; chair of Cousins' Governance Committee)
- ✓ Twenty years of experience serving on the board and as Audit Committee Chair of Tolleson Wealth Management and Tolleson Private Bank, the largest Private Wealth Management Firm and Private Bank in Texas
- ✓ Former member of the Real Estate Roundtable, a highly regarded real estate public advocacy committee comprising industry leaders, for five years and former President and COO at Cousins Properties
- ✓ Former Chairman of Baylor University Board of Regents

Land & Buildings' Nominees

Michelle Applebaum

- × Background primarily focused on the steel industry
- × No real estate experience
- × No U.S. REIT management experience
- × Previously nominated by Land & Buildings three times without success; highlights role operating essentially as an affiliate of Land & Buildings
- × Given this track record, in the event that Ms. Applebaum is elected to the Board, the Aimco Board and management team believe that she would be incentivized to act as a Land & Buildings Proxy on the Board rather than a purely independent actor

James P. Sullivan

- × No prior public company board experience
- × No track record of value creation at public companies
- × No development experience
- × No real estate company management experience

We believe that Mr. Stone is superior to Land & Buildings' nominees and their appointment would remove significant value from the Board that is critical to our success

Aimco
CREATING VALUE

35

Nominee Comparisons Our Class II Directors Are Key Contributors to New Aimco’s Momentum (Cont’d) Impressive Track Records and Public Company Board Experience New Aimco’s Nominees L&B’s Nominees Michelle Qualifications and Expertise Jay Paul Leupp Michael A. Stein R. Dary Stone James P. Sullivan Applebaum Accounting & Auditing for Large PPP Businesses Business Operations PPPPP Capital Markets PPPPP Corporate Governance PPPPP ExecutiveP PPP Investment & FinancePP PPP Property / Asset Management & P PPP Operations Public Company Board ExperienceP PPP Public Company C-Suite Executive PP Real Estate Development PP Real Estate Industry P PPP Jay Paul Leupp, Michael A. Stein and R. Dary Stone collectively bring extensive real estate and development experience, either as operators, investors, and / or board members of private and public entities 36

Nominee Comparisons

L&B's Unusual Stake-Building Appears Designed to Take Away Votes from Largest Institutional Shareholders

Borrow In The Days Before The Record Date Removed ~2.8% of the Vote from Other Shareholders

- L&B's trading shows a material increase in beneficial ownership in the days before the record date followed by a significant decrease immediately following the record date:
  - Increased beneficial ownership by 5.2MM shares between 10/20/22 and 10/26/22
  - Facilitated primarily by borrowing 4.2MM shares and selling short while also purchasing
  - Decrease of approximately 3.7MM shares in the days immediately following the record date (with shares used to close out of short positions)
- It appears that the 4.2MM shares borrowed took a significant amount of votes away from long-term institutional investors (~2.8% of the register)

Beneficial Ownership (MM)



DEF Proxy Filed
(10/20/22)
At Record Date
(10/26/22) (1)
13D Filing
(10/28/22)
L&B Owns
7.3
L&B Votes
12.5
3 Days Later...
8.8
DEF Proxy Filed
10/20/22
Record Date
10/26/22
13D Filing
10/28/22

(1) Per nomination supplement provided to the company on 11/1/22.

Aimco CREATING VALUE

37

6. Concluding Remarks

Concluding Remarks New Aimco has demonstrated a successful track record of executing our strategic priorities since 1 the December 2020 spin-off Under the leadership of our reconstituted, majority-independent Board of Directors and all-new 2 executive leadership team, New Aimco has delivered superior shareholder returns, materially (1) outperforming its developer peer group , real estate indices, and broader market indices Our nominees are highly qualified and key contributors to New Aimco’s accomplishments with 3 substantial institutional knowledge of the Company. Election of any alternate candidate(s) would remove expertise from the Board that is critical to our success Land & Buildings is primarily focused on historical issues and decisions made prior to reconstitution 4 of the New Aimco Board and appointment of the New Aimco leadership team – Not only are their governance and spin-related concerns largely baseless, they also are about a different company with an entirely different leadership team, and substantially different board New Aimco’s qualified and experienced Director nominees are the best choice to continue overseeing New Aimco’s strategy, which is delivering clear results Vote “FOR” All of New Aimco’s Highly Qualified Director Nominees on the “UNIVERSAL” WHITE Proxy Card Today (1) Developer Peer Group includes AHH, CLPR, CSR, ELME, FOR, FPH, HHC, IRT, JBGS, JOE, STRS, TRC, and VRE (per AIV 2021 10-K). 39

Vote “FOR” All of New Aimco’s Highly Qualified Director Nominees on the “UNIVERSAL” WHITE Proxy Card Today 40

Appendix

Glossary and Reconciliations of Non-GAAP Financial and Operating Measures This document includes certain financial and operating measures used by Aimco management that are not calculated in accordance with accounting principles generally accepted in the United States, or GAAP. Aimco’s definitions and calculations of these Non-GAAP financial and operating measures and other terms may differ from the definitions and methodologies used by other REITs and, accordingly, may not be comparable. These Non-GAAP financial and operating measures should not be considered an alternative to GAAP net income or any other GAAP measurement of performance and should not be considered an alternative measure of liquidity. NET OPERATING INCOME (NOI) MARGIN: Represents an apartment community’s net operating income as a percentage of the apartment community’s rental and other property revenues. PROPERTY NET OPERATING INCOME (NOI): NOI is defined by Aimco as total property rental and other property revenues less direct property operating expenses, including real estate taxes. NOI does not include: property management revenues, primarily from affiliates; casualties; property management expenses; depreciation; or interest expense. NOI is helpful because it helps both investors and management to understand the operating performance of real estate excluding costs associated with decisions about acquisition pricing, overhead allocations, and financing arrangements. NOI is also considered by many in the real estate industry to be a useful measure for determining the value of real estate. Reconciliations of NOI as presented in this report to Aimco’s consolidated GAAP amounts are provided below. STABILIZED OPERATING PROPERTIES: Apartment communities that (a) are owned and asset managed by Aimco, (b) had reached a stabilized level of operations as of January 1, 2021 and maintained it throughout the current and the comparable prior periods, and (c) are not expected to be sold within 12 months. VALUE CREATION, NET OF COSTS: Value Creation, net of costs is defined by Aimco, in particular, as it relates to the termination of leases with AIR, as the lease termination payment less development and financing costs, net of operating revenues and expenses during the leasehold period. Due to the diversity of its economic ownership interests in its apartment communities in the periods presented, Aimco evaluates the performance of the apartment communities in its segments using Property NOI, which represents the NOI for the apartment communities that Aimco consolidates and excludes apartment communities that it does not consolidate. Property NOI is defined as rental and other property revenue less property operating expenses. In its evaluation of community results, Aimco excludes utility cost reimbursement from rental and other property revenues and reflects such amount as a reduction of the related utility expense within property operating expenses. The following table presents the reconciliation of GAAP rental and other property revenue to the revenues before utility reimbursements and GAAP property operating expenses to expenses, net of utility reimbursements as presented on Supplemental Schedule 6 of Aimco’s Third Quarter 2022 Earnings Release and Supplemental Schedules Segment NOI Reconciliation Three Months Ended (in thousands) September 30, 2022 September 30, 2021 Revenues, Expenses, Revenues, Expenses, Before Utility Net of Utility Before Utility Net of Utility Total Real Estate Operations Reimbursements [1] Reimbursements Reimbursements [1] Reimbursements Total (per consolidated statements of operations) $ 47,683 $ 17,455 $ 42,893 $ 18,155 Adjustment: Utilities reimbursement (1,318) (1,318) (1,246) (1,246) Adjustment: Other Real Estate (4,263) $ 1 ,286 (3,472) 1 ,136 Adjustment: Non-stabilized and other amounts not allocated [2] (7,428) (7,213) (7,066) (7,759) Total Stabilized Operating (per Schedule 6) $ 3 4,674 $ 10,210 $ 3 1,110 $ 10,287 Segment NOI Reconciliation Nine Months Ended (in thousands) September 30, 2022 September 30, 2021 Revenues, Expenses, Revenues, Expenses, Before Utility Net of Utility Before Utility Net of Utility Total Real Estate Operations Reimbursements [1] Reimbursements Reimbursements [1] Reimbursements Total (per consolidated statements of operations) $ 148,375 $ 56,384 $ 1 23,115 $ 51,500 Adjustment: Utilities reimbursement (4,221) (4,221) (3,719) (3,719) Adjustment: Other Real Estate (13,619) (4,085) (9,783) (3,251) Adjustment: Non-stabilized and other amounts not allocated [2] (30,533) (17,204) (19,486) (14,104) Total Stabilized Operating (per Schedule 6) $ 1 00,002 $ 30,874 $ 90,127 $ 3 0,426 (1) Approximately two-thirds of Aimco’s utility costs are reimbursed by residents. These reimbursements are included in rental and other property revenues on Aimco’s consolidated statements of operations prepared in accordance with GAAP. This adjustment represents the reclassification of utility reimbursements from revenues to property operating expenses for the purpose of evaluating segment results and as presented on 42 Supplemental Schedule 6. Aimco also excludes the reimbursement amounts from the calculation of Average Revenue per Apartment Home throughout this presentation and Supplemental Schedules. (2) Properties not included in the Stabilized Operating Portfolio and other amounts not allocated includes operating results of properties not presented in the Stabilized Operation Portfolio as presented on Supplemental Schedule 6 during the periods shown, as well as property management and casualty expense, which are not included in property operating expenses, net of utility reimbursements in the Supplemental Schedule 6 presentation.